Subsequent Events	6 Months Ended
Jun. 30, 2016
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 18: SUBSEQUENT EVENTS

On July 1, 2016, Navios Acquisition redeemed, through the holder's put option, 100,000 shares of the puttable common stock and paid cash of $1,000 to the holder upon redemption.
On August 10, 2016, the Board of Directors declared a quarterly cash dividend in respect of the second quarter of 2016 of $0.05 per share of common stock payable on September 21, 2016 to stockholders of record as of September 14, 2016. The declaration and payment of any further dividends remain subject to the discretion of the Board of Directors and will depend on, among other things, Navios Acquisition's cash requirements as measured by market opportunities and restrictions under its credit agreements and other debt obligations and such other factors as the Board of Directors may deem advisable.